Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Averox Inc. (the "Company") on Form 10-KSB/A for the year ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: October 9, 2007                                  By: /s/ Salman Mahmood
                                                        ------------------------
                                                        Salman Mahmood
                                                        Chief Executive Officer


Dated: October 9, 2007                                  By: /s/ Yasser Ahmad
                                                        ------------------------
                                                        Yasser Ahmad
                                                        Chief Financial Officer